Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
						% Change from
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2017	2017	2016	2016	2016	2017	2016
ASSETS
Cash and due from banks	$94,938	$93,844	$118,763	$86,497	$84,647	1.2%	12.2%
Other interest-earning assets	392,842	350,387	291,252	428,966	408,086	12.1%	(3.7)%
Loans held for sale	62,354	24,783	28,697	27,836	34,330	151.6%	81.6%
Investment securities	2,488,699	2,506,017	2,559,227	2,508,068	2,529,724	(0.7)%	(1.6)%
Loans, net of unearned income	15,346,617	14,963,177	14,699,272	14,391,238	14,155,159	2.6%	8.4%
Allowance for loan losses	(172,342)	(170,076)	(168,679)	(162,526)	(162,546)	1.3%	6.0%
Net loans	15,174,275	14,793,101	14,530,593	14,228,712	13,992,613	2.6%	8.4%
Premises and equipment	217,558	216,171	217,806	228,009	228,861	0.6%	(4.9)%
Accrued interest receivable	47,603	46,355	46,294	43,600	43,316	2.7%	9.9%
Goodwill and intangible assets	531,556	531,556	531,556	531,556	531,556	—%	—%
Other assets	637,610	616,362	620,059	617,818	626,902	3.4%	1.7%
Total Assets	$19,647,435	$19,178,576	$18,944,247	$18,701,062	$18,480,035	2.4%	6.3%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$15,357,361	$15,090,344	$15,012,864	$14,952,479	$14,292,564	1.8%	7.5%
Short-term borrowings	694,859	453,317	541,317	264,042	722,214	53.3%	(3.8)%
Other liabilities	365,484	342,323	339,548	389,819	392,708	6.8%	(6.9)%
FHLB advances and long-term debt	1,037,961	1,137,909	929,403	965,286	965,552	(8.8)%	7.5%
Total Liabilities	17,455,665	17,023,893	16,823,132	16,571,626	16,373,038	2.5%	6.6%
Shareholders' equity	2,191,770	2,154,683	2,121,115	2,129,436	2,106,997	1.7%	4.0%
Total Liabilities and Shareholders' Equity	$19,647,435	$19,178,576	$18,944,247	$18,701,062	$18,480,035	2.4%	6.3%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$6,262,008	$6,118,533	$6,018,582	$5,818,915	$5,635,347	2.3%	11.1%
Commercial - industrial, financial and agricultural	4,245,849	4,167,809	4,087,486	4,024,119	4,099,177	1.9%	3.6%
Real estate - residential mortgage	1,784,712	1,665,142	1,601,994	1,542,696	1,447,292	7.2%	23.3%
Real estate - home equity	1,579,739	1,595,901	1,625,115	1,640,421	1,647,319	(1.0)%	(4.1)%
Real estate - construction	938,900	882,983	843,649	861,634	853,699	6.3%	10.0%
Consumer	283,156	288,826	291,470	283,673	278,071	(2.0)%	1.8%
Leasing and other	252,253	243,983	230,976	219,780	194,254	3.4%	29.9%
Total Loans, net of unearned income	$15,346,617	$14,963,177	$14,699,272	$14,391,238	$14,155,159	2.6%	8.4%
Deposits, by type:
Noninterest-bearing demand	$4,574,619	$4,417,733	$4,376,137	$4,210,099	$4,125,375	3.6%	10.9%
Interest-bearing demand	3,650,204	3,702,663	3,703,712	3,703,048	3,358,536	(1.4)%	8.7%
Savings and money market accounts	4,386,128	4,251,574	4,179,773	4,235,015	3,986,008	3.2%	10.0%
Time deposits	2,746,410	2,718,374	2,753,242	2,804,317	2,822,645	1.0%	(2.7)%
Total Deposits	$15,357,361	$15,090,344	$15,012,864	$14,952,479	$14,292,564	1.8%	7.5%
Short-term borrowings, by type:
Customer repurchase agreements	$174,224	$181,170	$195,734	$189,727	$168,521	(3.8)%	3.4%
Customer short-term promissory notes	74,366	87,726	67,013	65,871	69,509	(15.2)%	7.0%
Short-term FHLB advances	240,000	130,000	—	—	35,000	84.6%	585.7%
Federal funds purchased	206,269	54,421	278,570	8,444	449,184	279.0%	(54.1)%
Total Short-term Borrowings	$694,859	$453,317	$541,317	$264,042	$722,214	53.3%	(3.8)%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
in thousands, except per-share data and percentages
	Three Months Ended					% Change from		Six Months Ended
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30	Jun 30
	2017	2017	2016	2016	2016	2017	2016	2017	2016	% Change
Interest Income:
Interest income	$163,881	$158,487	$153,012	$151,468	$149,309	3.4%	9.8%	$322,368	$298,620	8.0%
Interest expense	22,318	20,908	20,775	20,903	20,393	6.7%	9.4%	43,226	40,650	6.3%
Net Interest Income	141,563	137,579	132,237	130,565	128,916	2.9%	9.8%	279,142	257,970	8.2%
Provision for credit losses	6,700	4,800	5,000	4,141	2,511	39.6%	166.8%	11,500	4,041	N/M
Net Interest Income after Provision	134,863	132,779	127,237	126,424	126,405	1.6%	6.7%	267,642	253,929	5.4%
Non-Interest Income:
Other service charges and fees	14,342	12,437	13,333	14,407	12,983	15.3%	10.5%	26,779	23,733	12.8%
Service charges on deposit accounts	12,914	12,400	12,814	13,078	12,896	4.1%	0.1%	25,314	25,454	(0.6)%
Investment management and trust services	12,132	11,808	11,610	11,425	11,247	2.7%	7.9%	23,940	22,235	7.7%
Mortgage banking income	6,141	4,596	6,959	4,529	3,897	33.6%	57.6%	10,737	7,927	35.4%
Other	5,406	4,326	6,514	4,708	5,038	25.0%	7.3%	9,732	8,902	9.3%
Non-Interest Income before Investment Securities Gains	50,935	45,567	51,230	48,147	46,061	11.8%	10.6%	96,502	88,251	9.3%
Investment securities gains	1,436	1,106	1,525	2	76	29.8%	N/M	2,542	1,023	148.5%
Total Non-Interest Income	52,371	46,673	52,755	48,149	46,137	12.2%	13.5%	99,044	89,274	10.9%
Non-Interest Expense:
Salaries and employee benefits	74,496	69,236	73,256	70,696	70,029	7.6%	6.4%	143,732	139,401	3.1%
Net occupancy expense	12,316	12,663	11,798	11,782	11,811	(2.7)%	4.3%	24,979	24,031	3.9%
Other outside services	7,708	5,546	6,536	5,783	5,508	39.0%	39.9%	13,254	11,564	14.6%
Data processing	4,619	4,286	4,530	4,610	5,476	7.8%	(15.7)%	8,905	10,876	(18.1)%
Software	4,435	4,693	4,912	4,117	3,953	(5.5)%	12.2%	9,128	7,874	15.9%
Amortization of tax credit investments	3,151	998	—	—	—	215.7%	100.0%	4,149	—	100.0%
Equipment expense	3,034	3,359	3,408	3,137	2,872	(9.7)%	5.6%	6,393	6,243	2.4%
Professional fees	2,931	2,737	2,783	2,535	3,353	7.1%	(12.6)%	5,668	5,686	(0.3)%
FDIC insurance expense	2,366	2,058	2,067	1,791	2,960	15.0%	(20.1)%	4,424	5,909	(25.1)%
Marketing	2,234	1,986	1,730	1,774	1,916	12.5%	16.6%	4,220	3,540	19.2%
Other	15,405	14,713	16,601	13,623	13,759	4.7%	12.0%	30,118	26,926	11.9%
Total Non-Interest Expense	132,695	122,275	127,621	119,848	121,637	8.5%	9.1%	254,970	242,050	5.3%
Income Before Income Taxes	54,539	57,177	52,371	54,725	50,905	(4.6)%	7.1%	111,716	101,153	10.4%
Income tax expense	9,072	13,797	10,221	13,257	11,155	(34.2)%	(18.7)%	22,869	23,146	(1.2)%
Net Income	$45,467	$43,380	$42,150	$41,468	$39,750	4.8%	14.4%	$88,847	$78,007	13.9%
PER SHARE:
Net income:
Basic	$0.26	$0.25	$0.24	$0.24	$0.23	4.0%	13.0%	$0.51	$0.45	13.3%
Diluted	0.26	0.25	0.24	0.24	0.23	4.0%	13.0%	0.51	0.45	13.3%

Cash dividends	$0.11	$0.11	$0.12	$0.10	$0.10	—%	10.0%	$0.22	$0.19	15.8%
Shareholders' equity	12.54	12.36	12.19	12.30	12.17	1.5%	3.0%	12.54	12.17	3.0%
Shareholders' equity (tangible)	9.50	9.31	9.13	9.23	9.10	2.0%	4.4%	9.50	9.10	4.4%

Weighted average shares (basic)	174,597	174,150	173,554	173,020	173,394	0.3%	0.7%	174,399	173,363	0.6%
Weighted average shares (diluted)	175,532	175,577	174,874	174,064	174,318	—%	0.7%	175,579	174,367	0.7%
Shares outstanding, end of period	174,740	174,343	174,040	173,144	173,139	0.2%	0.9%	174,740	173,139	0.9%
SELECTED FINANCIAL RATIOS:
Return on average assets	0.94%	0.92%	0.89%	0.89%	0.88%			0.93%	0.87%
Return on average shareholders' equity	8.36%	8.22%	7.86%	7.78%	7.65%			8.29%	7.56%
Return on average shareholders' equity (tangible)	11.06%	10.93%	10.47%	10.38%	10.26%			11.00%	10.17%
Net interest margin	3.29%	3.26%	3.15%	3.14%	3.20%			3.28%	3.22%
Efficiency ratio	65.33%	64.23%	67.60%	65.16%	67.59%			64.80%	67.96%
N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Three Months Ended
	June 30, 2017			March 31, 2017			June 30, 2016
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$15,127,205	$152,649	4.05%	$14,857,562	$146,650	4.00%	$13,966,024	$138,317	3.98%
Taxable investment securities	2,090,120	11,473	2.12%	2,145,656	11,914	2.19%	2,127,780	11,159	2.10%
Tax-exempt investment securities	404,680	4,394	4.34%	403,856	4,383	4.34%	314,851	3,570	4.54%
Equity securities	10,759	148	5.52%	11,740	176	6.08%	14,220	185	5.23%
Total Investment Securities	2,505,559	16,015	2.56%	2,561,252	16,473	2.57%	2,456,851	14,914	2.43%
Loans held for sale	19,750	201	4.07%	15,857	187	4.72%	19,449	188	3.87%
Other interest-earning assets	324,719	802	0.99%	312,295	842	1.08%	357,211	864	0.96%
Total Interest-earning Assets	17,977,233	169,667	3.78%	17,746,966	164,152	3.74%	16,799,535	154,283	3.69%
Noninterest-earning assets:
Cash and due from banks	103,078			116,529			100,860
Premises and equipment	218,075			217,875			227,517
Other assets	1,174,745			1,149,621			1,189,226
Less: allowance for loan losses	(172,156)			(170,134)			(164,573)
Total Assets	$19,300,975			$19,060,857			$18,152,565
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$3,690,059	$2,780	0.30%	$3,650,931	$2,239	0.25%	$3,454,031	$1,527	0.18%
Savings deposits	4,315,495	2,710	0.25%	4,194,216	2,211	0.21%	3,989,988	1,886	0.19%
Time deposits	2,696,033	7,394	1.10%	2,739,453	7,352	1.08%	2,844,434	7,474	1.06%
Total Interest-bearing Deposits	10,701,587	12,884	0.48%	10,584,600	11,802	0.45%	10,288,453	10,887	0.43%
Short-term borrowings	633,102	974	0.61%	712,497	855	0.48%	403,669	217	0.21%
FHLB advances and long-term debt	1,070,845	8,460	3.16%	990,044	8,252	3.35%	965,526	9,289	3.86%
Total Interest-bearing Liabilities	12,405,534	22,318	0.72%	12,287,141	20,909	0.69%	11,657,648	20,393	0.70%
Noninterest-bearing liabilities:
Demand deposits	4,387,517			4,301,727			4,077,642
Other	326,735			331,442			327,360
Total Liabilities	17,119,786			16,920,310			16,062,650
Shareholders' equity	2,181,189			2,140,547			2,089,915
Total Liabilities and Shareholders' Equity	$19,300,975			$19,060,857			$18,152,565
Net interest income/net interest margin (fully taxable equivalent)		147,349	3.29%		143,243	3.26%		133,890	3.20%
Tax equivalent adjustment		(5,786)			(5,664)			(4,974)
Net interest income		$141,563			$137,579			$128,916

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

Note: The weighted average interest rate on total average interest-bearing liabilities and average non-interest bearing demand deposits (“cost of funds”) was 0.53%, 0.51% and 0.52% for the three months ended June 30, 2017, March 31, 2017 and June 30, 2016, respectively.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Three Months Ended					% Change from
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2017	2017	2016	2016	2016	2017	2016
Loans, by type:
Real estate - commercial mortgage	$6,163,844	$6,039,140	$5,828,313	$5,670,888	$5,557,680	2.1%	10.9%
Commercial - industrial, financial and agricultural	4,221,025	4,205,070	4,081,498	4,066,275	4,080,524	0.4%	3.4%
Real estate - residential mortgage	1,707,929	1,637,669	1,572,895	1,503,209	1,399,851	4.3%	22.0%
Real estate - home equity	1,587,680	1,613,249	1,633,668	1,640,913	1,656,140	(1.6)%	(4.1)%
Real estate - construction	897,321	840,968	845,528	837,920	820,881	6.7%	9.3%
Consumer	300,966	284,352	289,864	281,517	272,293	5.8%	10.5%
Leasing and other	248,440	237,114	224,050	211,528	178,655	4.8%	39.1%
Total Loans, net of unearned income	$15,127,205	$14,857,562	$14,475,816	$14,212,250	$13,966,024	1.8%	8.3%
Deposits, by type:
Noninterest-bearing demand	$4,387,517	$4,301,727	$4,331,894	$4,227,639	$4,077,642	2.0%	7.6%
Interest-bearing demand	3,690,059	3,650,931	3,714,391	3,602,448	3,454,031	1.1%	6.8%
Savings and money market accounts	4,315,495	4,194,216	4,216,090	4,078,942	3,989,988	2.9%	8.2%
Time deposits	2,696,033	2,739,453	2,777,203	2,814,258	2,844,434	(1.6)%	(5.2)%
Total Deposits	$15,089,104	$14,886,327	$15,039,578	$14,723,287	$14,366,095	1.4%	5.0%
Short-term borrowings, by type:
Customer repurchase agreements	$199,657	$199,403	$200,126	$187,587	$180,595	0.1%	10.6%
Customer short-term promissory notes	77,554	79,985	67,355	70,072	77,535	(3.0)%	—%
Federal funds purchased	242,375	308,220	40,613	148,546	138,012	(21.4)%	75.6%
Short-term FHLB advances and other borrowings	113,516	124,889	—	20,163	7,527	(9.1)%	1,408.1%
Total Short-term Borrowings	$633,102	$712,497	$308,094	$426,368	$403,669	(11.1)%	56.8%
N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Six Months Ended June 30
	2017			2016
	Average			Average
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$14,993,129	$299,299	4.02%	$13,909,722	$276,212	3.99%
Taxable investment securities	2,117,733	23,387	2.16%	2,154,187	23,162	2.15%
Tax-exempt investment securities	404,271	8,777	4.34%	287,123	6,708	4.67%
Equity securities	11,247	324	5.81%	14,303	403	5.67%
Total Investment Securities	2,533,251	32,488	2.57%	2,455,613	30,273	2.47%
Loans held for sale	17,814	388	4.36%	15,850	319	4.03%
Other interest-earning assets	318,542	1,644	1.03%	357,887	1,762	0.98%
Total Interest-earning Assets	17,862,736	333,819	3.76%	16,739,072	308,566	3.70%
Noninterest-earning assets:
Cash and due from banks	109,766			99,654
Premises and equipment	217,974			226,901
Other assets	1,162,254			1,163,259
Less: allowance for loan losses	(171,151)			(165,972)
Total Assets	$19,181,579			$18,062,914
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$3,670,603	5,019	0.28%	$3,446,193	3,021	0.18%
Savings deposits	4,255,190	4,921	0.23%	3,961,405	3,690	0.19%
Time deposits	2,717,624	14,745	1.09%	2,856,044	14,903	1.05%
Total Interest-bearing Deposits	10,643,417	24,685	0.47%	10,263,642	21,614	0.42%

Short-term borrowings	672,580	1,829	0.54%	424,535	485	0.23%
FHLB advances and long-term debt	1,030,667	16,712	3.25%	961,870	18,551	3.87%
Total Interest-bearing Liabilities	12,346,664	43,226	0.70%	11,650,047	40,650	0.70%
Noninterest-bearing liabilities:
Demand deposits	4,344,859			4,022,764
Other	329,076			315,746
Total Liabilities	17,020,599			15,988,557
Shareholders' equity	2,160,980			2,074,357
Total Liabilities and Shareholders' Equity	$19,181,579			$18,062,914
Net interest income/net interest margin (fully taxable equivalent)		290,593	3.28%		267,916	3.22%
Tax equivalent adjustment		(11,451)			(9,946)
Net interest income		$279,142			$257,970
(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.
Note: The weighted average interest rate on total average interest-bearing liabilities and average non-interest bearing demand deposits (“cost of funds”) was 0.52% for the six months ended June 30, 2017 and June 30, 2016.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Six Months Ended
	June 30
	2017	2016	% Change
Loans, by type:
Real estate - commercial mortgage	$6,101,836	$5,522,550	10.5%
Commercial - industrial, financial and agricultural	4,213,094	4,087,897	3.1%
Real estate - residential mortgage	1,672,994	1,390,631	20.3%
Real estate - home equity	1,600,394	1,665,086	(3.9)%
Real estate - construction	869,299	806,448	7.8%
Consumer	292,704	267,794	9.3%
Leasing and other	242,808	169,316	43.4%
Total Loans, net of unearned income	$14,993,129	$13,909,722	7.8%
Deposits, by type:
Noninterest-bearing demand	$4,344,859	$4,022,764	8.0%
Interest-bearing demand	3,670,603	3,446,193	6.5%
Savings and money market accounts	4,255,190	3,961,405	7.4%
Time deposits	2,717,624	2,856,044	(4.8)%

Total Deposits	$14,988,276	$14,286,406	4.9%
Short-term borrowings, by type:
Customer repurchase agreements	$199,945	$176,001	13.6%
Customer short-term promissory notes	78,348	75,774	3.4%
Federal funds purchased	275,116	160,991	70.9%
Short-term FHLB advances and other borrowings	119,171	11,769	912.6%
Total Short-term Borrowings	$672,580	$424,535	58.4%

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Three Months Ended					Six Months Ended
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Jun 30	Jun 30
	2017	2017	2016	2016	2016	2017	2016
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$172,647	$171,325	$165,169	$165,108	$166,065	$171,325	$171,412
Loans charged off:
Commercial - industrial, financial and agricultural	(5,353)	(5,527)	(1,319)	(3,144)	(4,625)	(10,880)	(10,813)
Consumer and home equity	(1,022)	(1,554)	(2,156)	(1,394)	(1,614)	(2,576)	(4,162)
Real estate - construction	(774)	(247)	—	(150)	(742)	(1,021)	(1,068)
Real estate - commercial mortgage	(242)	(1,224)	(174)	(1,350)	(1,474)	(1,466)	(2,056)
Real estate - residential mortgage	(124)	(216)	(116)	(802)	(340)	(340)	(1,408)
Leasing and other	(1,200)	(639)	(589)	(832)	(1,951)	(1,839)	(2,394)
Total loans charged off	(8,715)	(9,407)	(4,354)	(7,672)	(10,746)	(18,122)	(21,901)
Recoveries of loans previously charged off:
Commercial - industrial, financial and agricultural	1,974	4,191	2,192	1,539	2,931	6,165	5,250
Consumer and home equity	685	373	580	463	889	1,058	1,423
Real estate - construction	373	548	1,080	898	1,563	921	1,946
Real estate - commercial mortgage	934	450	885	296	1,367	1,384	2,192
Real estate - residential mortgage	151	230	288	228	420	381	556
Leasing and other	249	137	485	168	108	386	189
Recoveries of loans previously charged off	4,366	5,929	5,510	3,592	7,278	10,295	11,556
Net loans recovered (charged off)	(4,349)	(3,478)	1,156	(4,080)	(3,468)	(7,827)	(10,345)
Provision for credit losses	6,700	4,800	5,000	4,141	2,511	11,500	4,041
Balance at end of period	$174,998	$172,647	$171,325	$165,169	$165,108	$174,998	$165,108
Net charge-offs (recoveries) to average loans (annualized)	0.11%	0.09%	(0.03)%	0.11%	0.10%	0.10%	0.15%
NON-PERFORMING ASSETS:
Non-accrual loans	$122,600	$117,264	$120,133	$124,017	$111,742
Loans 90 days past due and accruing	13,143	14,268	11,505	14,095	15,992
Total non-performing loans	135,743	131,532	131,638	138,112	127,734
Other real estate owned	11,432	11,906	12,815	11,981	11,918
Total non-performing assets	$147,175	$143,438	$144,453	$150,093	$139,652
NON-PERFORMING LOANS, BY TYPE:
Commercial - industrial, financial and agricultural	$51,320	$43,826	$43,460	$47,330	$38,902
Real estate - commercial mortgage	32,576	36,713	39,319	39,631	35,704
Real estate - residential mortgage	21,846	23,597	23,655	23,451	25,030
Real estate - construction	16,564	13,550	9,842	11,223	11,879
Consumer and home equity	13,156	13,408	15,045	16,426	16,061
Leasing	281	438	317	51	158
Total non-performing loans	$135,743	$131,532	$131,638	$138,112	$127,734

TROUBLED DEBT RESTRUCTURINGS (TDRs), BY TYPE:
Real-estate - residential mortgage	$26,368	$27,033	$27,617	$26,854	$27,324
Real-estate - commercial mortgage	16,743	15,237	15,957	16,085	17,808
Consumer and home equity	12,064	9,638	8,633	7,707	7,191
Commercial - industrial, financial and agricultural	8,086	7,441	6,627	7,488	5,756
Real estate - construction	1,475	273	726	843	3,086
Total accruing TDRs	$64,736	$59,622	$59,560	$58,977	$61,165
Non-accrual TDRs (1)	29,373	27,220	27,850	27,904	24,887
Total TDRs	$94,109	$86,842	$87,410	$86,881	$86,052
(1) Included within non-accrual loans above.

DELINQUENCY RATES, BY TYPE:	Total Delinquency %
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
	2017	2017	2016	2016	2016

Real estate - commercial mortgage	0.66%	0.78%	0.78%	0.87%	0.81%
Commercial - industrial, financial and agricultural	1.43%	1.25%	1.31%	1.48%	1.25%
Real estate - construction	1.82%	1.99%	1.29%	1.61%	1.93%
Real estate - residential mortgage	2.08%	2.44%	2.74%	2.67%	2.70%
Consumer, home equity, leasing and other	1.34%	1.22%	1.45%	1.53%	1.47%
Total	1.20%	1.23%	1.27%	1.38%	1.30%

ASSET QUALITY RATIOS:
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
	2017	2017	2016	2016	2016
Non-accrual loans to total loans	0.80%	0.78%	0.82%	0.86%	0.79%
Non-performing loans to total loans	0.88%	0.88%	0.90%	0.96%	0.90%
Non-performing assets to total loans and OREO	0.96%	0.96%	0.98%	1.04%	0.99%
Non-performing assets to total assets	0.75%	0.75%	0.76%	0.80%	0.76%
Allowance for credit losses to loans outstanding	1.14%	1.15%	1.17%	1.15%	1.17%
Allowance for credit losses to non-performing loans	128.92%	131.26%	130.15%	119.59%	129.26%
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	8.02%	7.99%	8.20%	8.51%	8.02%

FULTON FINANCIAL CORPORATION
RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:
This press release contains supplemental financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Three Months Ended					Six Months Ended
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Jun 30	Jun 30
	2017	2017	2016	2016	2016	2017	2016
Shareholders' equity (tangible), per share
Shareholders' equity	$2,191,770	$2,154,683	$2,121,115	$2,129,436	$2,106,997
Less: Goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Tangible shareholders' equity (numerator)	$1,660,214	$1,623,127	$1,589,559	$1,597,880	$1,575,441

Shares outstanding, end of period (denominator)	174,740	174,343	174,040	173,144	173,139

Shareholders' equity (tangible), per share	$9.50	$9.31	$9.13	$9.23	$9.10

Return on average shareholders' equity (tangible)
Net income - Numerator	$45,467	$43,380	$42,150	$41,468	$39,750	$88,847	$78,007

Average shareholders' equity	$2,181,189	$2,140,547	$2,132,655	$2,120,596	$2,089,915	$2,160,980	$2,074,357
Less: Average goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Average tangible shareholders' equity (denominator)	$1,649,633	$1,608,991	$1,601,099	$1,589,040	$1,558,359	$1,629,424	$1,542,801

Return on average shareholders' equity (tangible), annualized	11.06%	10.93%	10.47%	10.38%	10.26%	11.00%	10.17%

Efficiency ratio
Non-interest expense	$132,695	$122,275	$127,621	$119,848	$121,637	$254,970	$242,050
Less: Amortization on tax credit investments (1)	(3,151)	(998)	—	—	—	(4,149)	—
Non-interest expense - Numerator	$129,544	$121,277	$127,621	$119,848	$121,637	$250,821	$242,050

Net interest income (fully taxable equivalent)	$147,349	$143,243	$137,571	$135,784	$133,890	$290,593	$267,916
Plus: Total Non-interest income	52,371	46,673	52,755	48,149	46,137	99,044	89,274
Less: Investment securities gains	(1,436)	(1,106)	(1,525)	(2)	(76)	(2,542)	(1,023)
Denominator	$198,284	$188,810	$188,801	$183,931	$179,951	$387,095	$356,167

Efficiency ratio	65.33%	64.23%	67.60%	65.16%	67.59%	64.80%	67.96%

Non-performing assets to tangible shareholders' equity and allowance for credit losses
Non-performing assets (numerator)	$147,175	$143,438	$144,453	$150,093	$139,652

Tangible shareholders' equity	$1,660,214	$1,623,127	1,589,559	1,597,880	$1,575,441
Plus: Allowance for credit losses	174,998	172,647	171,325	165,169	165,108
Tangible shareholders' equity and allowance for credit losses (denominator)	$1,835,212	$1,795,774	$1,760,884	$1,763,049	$1,740,549

Non-performing assets to tangible shareholders' equity and allowance for credit losses	8.02%	7.99%	8.20%	8.51%	8.02%

Pre-provision net revenue
Net interest income	$141,563	$137,579	$132,237	$130,565	$128,916	$279,142	$257,970
Non-interest income	52,371	46,673	52,755	48,149	46,137	99,044	89,274
Less: Investment securities gains	(1,436)	(1,106)	(1,525)	(2)	(76)	(2,542)	(1,023)
Total revenue	$192,498	$183,146	$183,467	$178,712	$174,977	$375,644	$346,221

Non-interest expense	$132,695	$122,275	$127,621	$119,848	$121,637	$254,970	$242,050
Less: Amortization on tax credit investments (1)	(3,151)	(998)	—	—	—	(4,149)	—
Total non-interest expense	$129,544	$121,277	$127,621	$119,848	$121,637	$250,821	$242,050

Pre-provision net revenue	$62,954	$61,869	$55,846	$58,864	$53,340	$124,823	$104,171

(1) Amortization expense for tax credit investments that are considered to be affordable housing projects under applicable accounting guidance is included in income taxes. Amortization expense for other tax credit investments that are not considered to be affordable housing projects is included in non-interest expense. If amortization expense for all tax credit investments were recorded in income taxes, the effective tax rate for the quarter ended June 30, 2017 would have been 21.2% vs 16.6%.